SUPPLEMENT TO THE PROSPECTUSES

OF

WELLS FARGO ADVANTAGE SPECIALTY FUNDS

For the Wells Fargo Advantage Specialized Technology Fund

(the "Fund")

The following are changes   in the sections entitled "Principal Investment Strategies" contained in both the Fund Summaries and The Funds sections:

Effective February 1, 2014 the fourth bullet in the beginning of the section is replaced with the following:

We may invest up to 15% of the Fund’s total assets in equity securities of issuers with market capitalization below $100 million at the time of purchase.

In addition, the first paragraph is replaced with the following:

We invest principally in equity securities of global technology companies across all market capitalizations including common stocks and preferred stocks, warrants, convertible debt securities, ADRs (and similar investments), shares of other mutual funds, and shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets.

November 20, 2013                                                                                                                                                    SFR113/P401SP